                                                                    Exhibit 21.1
                       DIRECT AND INDIRECT SUBSIDIARIES OF
                             COGENTRIX ENERGY, INC.

COGENTRIX ENERGY, INC. (NC)
         COGENTRIX DELAWARE HOLDINGS, INC. (DE)
                  Cogentrix Holdings Corporation (NC)
                           Cogentrix of Richmond, Inc. (NC)
                           Cogentrix of Rocky Mount, Inc. (NC)
                           Cogentrix, Inc. (NC)
                                    Cogentrix of North Carolina Holdings, Inc. (NC)
                                            Cogentrix of North Carolina, Inc. (NC)
                                                     Cogentrix Eastern Carolina, LLC
                                            Roxboro/Southport I, Inc. (NC)
                                                     Roxboro/Southport General Partnership (NC)*
                                                              Roxboro Owner Trust
                                                              Southport Owner Trust
                                                     Roxboro/Southport II, Inc. (NC)
                                    Cogentrix of Virginia, Inc. (VA)
                                            James River Cogeneration Company (NC)*
                                    Cogentrix Virginia Leasing Corporation (NC)
                                    Cogentrix of Pennsylvania, Inc. (DE)
                                    ReUse Technology, Inc. (NC) (doing business as RT Soil Sciences)
                                    Cogentrix - Mexico, Inc. (NC)
                                            Cogeneracion Mexicana, S.A. de C.V. (Mexico)*
                                    CI Properties, Inc. (NC)
                                            Toquop Energy, Inc. (NV)
                                    Cogentrix of Asia Pte Ltd. (Singapore)
                               Arcanum, Inc. (DE)
                  Cogentrix Energy Power Marketing, Inc. (NC)
                  Cogentrix of Latin America, Inc. (NC)
                  Cogentrix of Vancouver, Inc. (NC)
                  Cogentrix Acadia Holdings, Inc. (DE)
                           Cogentrix of Acadia, LLC (DE)
                  Cogentrix Blount County Holdings, Inc. (DE)
                           Blount County Energy, LLC (DE)
                  Cogentrix Bonnie Mine Holdings, Inc. (DE)
                           Bonnie Mine Energy, LLC (DE)
                  Cogentrix Caledonia Holdings I, Inc. (DE)
                  Cogentrix Caledonia Holdings II, Inc. (DE)
                           Caledonia Generating, LLC (DE)*
                  Cogentrix Columbiana Holdings, Inc. (DE)
                           Columbiana County Energy, LLC (DE)
                  Cogentrix Grant Holdings, Inc. (DE)
                           Grant Power, LLC (DE)
                  Cogentrix of Oklahoma, Inc. (DE)
                           Green Country Energy, LLC (DE)
                           Green Country Operating Services, LLC (DE)
                  Cogentrix Grizzly Holdings, Inc. (DE)
                           Grizzly Power, LLC (DE)
                  Cogentrix Hartburg Power I, Inc. (DE)
                  Cogentrix Hartburg Power II, Inc. (DE)
                           Hartburg Power, LP (DE)*
                  Cogentrix Henry County Holdings, Inc. (DE)
                           Henry County Power, LLC (DE)
                  Cogentrix Jackson County Holdings, Inc. (DE)
                           Jackson County Power, LLC (DE)

                  Cogentrix of Lawrence County, Inc. (DE)
                           Cogentrix Lawrence County, LLC (DE)*
                  Cogentrix Lincoln County Holdings, Inc. (DE)
                           Lincoln County Power, LLC (DE)
                  Cogentrix Marshall Holdings, Inc. (DE)
                           Marshall Power, LLC (DE)
                  Cogentrix Mercer Ranch Holdings, Inc. (DE)
                           Mercer Ranch Power, LLC (DE)
                  Cogentrix Ouachita Holdings, Inc. (DE)
                           Ouachita Power, LLC (DE)
                           Ouachita Operating Services, LLC (DE)
                  Cogentrix of Rathdrum, Inc. (NC)
                           Rathdrum Construction Company, Inc. (DE)
                           Rathdrum Operating Services Company, Inc. (DE)
                           Rathdrum Power, LLC (DE)*
                  Cogentrix Southaven Holdings, Inc. (DE)
                  Cogentrix Southaven Holdings II, Inc. (DE)
                           Southaven Power, LLC (DE)*
                           Cogentrix Southaven Funding, LLC (DE)*
                           Southaven Operating Services, LLC (DE)
                           Cogentrix Southaven Properties, LLC (DE)*
                  Cogentrix/Batesville Holdings, Inc. (DE)
                           Cogentrix/Batesville, Inc. (DE)
                           Cogentrix Batesville Operations, LLC (DE)*
                           Cogentrix/Batesville, LLC (DE)*
                                    LSP-Batesville Holdings, LLC (DE)* LSP
                                            Batesville Funding Corporation (DE)*
                                            LSP Energy, Inc. (DE) LSP Energy
                                            Limited Partnership (DE)*
                  Cogentrix Mid-America, Inc. (DE)
                           Floriculture, Inc. (DE)
                           Cogentrix Cottage Grove, LLC (DE)
                                    LSP-Cottage Grove, Inc. (DE)
                                    LSP-Cottage Grove, LP (DE)*
                                            LS Power Funding Corporation (DE)
                           Cogentrix Whitewater, LLC (DE)
                                    LSP-Whitewater I, Inc. (DE)
                                    LSP-Whitewater Limited Partnership (DE)*
                                            LS Power Funding Corporation (DE)
                  Cogentrix of Birchwood I, Inc. (DE)
                  Cogentrix of Birchwood II, Inc. (DE)
                           Cogentrix/Birchwood One Partners (DE)*
                                    Cogentrix/Birchwood Two, L.P. (DE)*
                                            Birchwood Power Partners, L.P. (DE)*
                                            Greenhost (DE)
                  Cogentrix Eastern America, Inc. (DE)
                           Cogentrix/Logan, Inc. (DE)
                           Cogentrix/Northampton, Inc. (DE)
                           Cogentrix/Carney's Point, Inc. (DE)
                           Cogentrix/Scrubgrass, Inc. (DE)
                           Palm Power Corporation (DE)
                                    Thaleia, LLC (DE)
                           Cedar Power Corporation (DE)
                                    Cedar I Power Corporation (DE)
                                    Cedar II Power Corporation (DE)
                           Hickory Power Corporation (DE)
                           Birch Power Corporation (PA)
                           Panther Creek Leasing, Inc. (DE)

         COGENTRIX INTERNATIONAL HOLDINGS, INC. (DE)
                  Cogentrix International, Ltd. (Grand Cayman)
                           La Compania de Electricidad de San Pedro de Macoris (Grand Cayman)*
                           Cogera Cogeracao e Comercializacao de Energia Ltda. (Brazil)*
                           Cogentrix de la Republica Dominicana (Grand Cayman)
                  Cogentrix of Brazil, Inc. (DE)
                           Cogentrix do Brasil Ltda. (Brazil)*
                  Liberty Power/Cogentrix Bolivia, Inc. (DE)
                  Cogentrix International Holdings, BV (Netherlands)
                           Yellow Sea Cogeneration Company (Mauritius)*
                           Cogentrix Mauritius Company (Mauritius)*
                           Mangalore Energy Company, Ltd.




(PARTNERSHIPS DENOTED BY ASTERISK)



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